
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

2020

Annual Shareholder Meeting

FORWARD LOOKING STATEMENTS

These slides and any accompanying oral presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements are identified by the use of words such as "believe," "expect," "prepare," "anticipate," "target," "launch," and "create," or similar expressions including statements about commercial operations, technology progress, growth and future financial performance of Payment Data Systems, Inc. and its subsidiaries (the "Company"). Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including such risks that the Company's security applications may be insufficient; the Company's ability to adapt to rapid technological change; adverse effects on the Company's relationships with Automated Clearing House, bank sponsors and credit card associations; the Company's ability to comply with federal or state regulations; the Company's exposure to credit risks, data breaches, fraud or software failures, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the year ended December 31, 2019. One or more of these factors have affected, and in the future could affect, the Company's businesses and financial results and could cause actual results to differ materially from plans and projections. All forward-looking statements made in this release are based on information presently available to the Company's management. The Company disclaims any obligation to update these forward-looking statements, except as required by law. This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties service providers. The Company has not independently verified such statistics or data. The information presented in this presentation is as of June 9, 2020 unless indicated otherwise.


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usio

ABOUT USIO

Founded in 1998

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions including Payment Facilitation & Third-Party Processing, NACHA Certified Third-Party Sender and an end-to-end Prepaid Card Issuing platform.

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.


NASDAQ
WELCOMES
USIO, INC.
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq
NETFLIX


Nasdaq
usio

INVESTOR HIGHLIGHTS

$2.14 Share Price 6/8/2020	**$0.75 - $3.57** 52-Week Range
$18.6M Shares Outstanding	**$39.8M** Market Cap
$1.7M Cash	**$813.5K** Debt

*$813,500 of debt is due to PPP funding. All should be forgivable.

ANNUAL REVENUE



Millions
$35
$30
$25
$20
$15
$10
$5
$-
$5.18
$13.40
$14.38
$12.08
$14.57
$24.00
$28.20
2013
2014
2015
2016
2017
2018
2019
Revenue

24.6%

3-Year CAGR 2017-2019

* 2016 top line revenue decreased due to a client selling a portion of their merchant processing.

TRANSACTIONS
PROCESSED PER YEAR



16
14
12
10
8
6
4
2
0
Millions
2.7
13
14.2
12.3
10.9
14.3
15.4
2013
2014
2015
2016
2017
2018
2019
Transactions

DOLLARS
PROCESSED PER YEAR


$3,540
$3500
$3,400
$3,300
$3000
$2,978
$2,916
$2,830
$2500
$2000
Millions
$1500
$1000
$500
$630
$0
2013
2014
2015
2016
2017
2018
2019
Dollars

Our ACH **Model**

USIO | USIO Nasdaq Listed

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS

Healthcare · Utilities · Insurance · Specialized Consumer Lending · B2B Billing · Mortgage Lending · Non-Profit

TARGET VERTICAL CHARACTERISTICS

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology

KEY DIFFERENTIATORS

- The only broad-industry focused **NACHA Certified** sender
- Direct access to the Federal Reserve with our own terminal and routing number
- Greater funding control – Same-day funding and late cutoff
- Multiple Originating Depository Financial Institutions
- Constant innovation will position us as leading player in real-time payments

Nacha Certified

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70 ON A RETURN OR ORIGINATION	$.41	60%+

ACH Highlights

Generates Cash to Invest in Growth

Record Processing Volume
Highest annual volume in 2019

Multiple Originating
Depository Financial Institutions

Only Broad-Industry
focused NACHA Certified sender

More Funding Control
Same Day Funding & Late Cutoff


GROWTH

Our Prepaid Model

TARGET CUSTOMER PROFILE

- SMBs needing expense management, refund disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks to virtual payment and funds disbursement mechanisms
- Programs Managers that Fund the Cardholder Acquisition Costs

TARGET VERTICALS

Healthcare · Utilities · Insurance · Education · Property Management · Non-Profit

TARGET VERTICAL CHARACTERISTICS

- Recurring Card Loads
- Recurring Transactions
- Potential for Breakage, Inactivity Fees, Spoilage and more
- Low Risk

Sampling of Current Customers

MERCK · Pfizer · Lilly · OpenTable · FANCARDS · snowfly

HOW WE MAKE MONEY

INTERCHANGE	BREAKAGE	SPOILAGE	MARGIN
1%-2%	2%-4%	40%+	50%+
On card spend.	Of cards loaded with $200 or more.	Of value on cards where $20 or less is loaded.	

usio

Prepaid Highlights

- **69% Increase in Revenue** Q1 2020 vs. Q1 2019
- **Per Diems**, Corporate Expense Management, Contractor Payments
- **Sales Incentives**, Employee Appreciation, Rewards Programs
- **Loan/Funds Disbursements**, Insurance Payments, Unique Forms of Compensation (medical trials, etc.)
- **Refunds,** Rebates, Claims – Disperse funds prior to the liability associated with escheatment responsibilities.
- **Akimbo,** a general-purpose reloadable card solution for consumers.

mastercard Pay pay G Pay

Sample of Current Customers

MERCK
Pfizer
Lilly
OpenTable
FANCARDS
snowfly

Our Merchant Acquiring Model

usio | USIO Nasdaq Listed

SAAS and ISV TARGET PROFILE VIA PAYFAC

- 100's to 1000's of customers today
- $10's to $100mm+ in sales annually
- Adds 10-100's of new clients monthly
- Currently not monetizing payments properly (or at all) today

TARGET BILL-CENTRIC VERTICALS

Healthcare | Utilities | Insurance | Legal | Education | Property Management | Non-Profit

TARGET VERTICAL CHARACTERISTICS

- High Average Ticket
- Recurring Transactions
- Low Attrition
- Low Risk

The SHORTEST path TO THE MONEY!

1 Integrate
2 Batch Enroll (Implement)
3 Activate
4 Achieve Scale = $$$

Sampling of Current Customers

American Addiction Centers, SOLUTIONREACH, eVisit, practicesuite, NHC, SIGMUND SOFTWARE, Assets Watch, DealerPay, AccuReg, Best Case


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

2020

Financials

Tom Jewell
SVP, Chief Financial Officer


BANK
CREDIT CARD

INCOME STATEMENT
HIGHLIGHTS

Annual Revenue 2018
$25.0 MILLION

Annual Revenue 2019
$28.2 MILLION

$5.9
Gross Profit 2019

$5.6
Gross Profit 2018

Adjusted EBITDA

2019 $(1.7)

2018 $(0.6)

REVENUES BY CATEGORY

	Three Months Ended			
	March 31, 2020	March 31, 2019	$ Change	% Change
ACH and Complementary Service Revenue	$2,237,746	$2,357,786	$(120,040)	(5.1%)
Credit Card Revenue	4,982,658	3,904,406	1,078,252	27.6%
Prepaid Card Services Revenue	551,275	325,840	225,435	69.2%
Total Revenue	**$7,771,679**	**$6,588,032**	**$1,183,647**	**18.0%**

NON-GAAP RECONCILIATION

Non-GAAP Reconciliation	Twelve Months Ended				Three Months Ended			
	31-Dec-19		31-Dec-18		31-Mar-20		31-Mar-19	
(Values in Millions)								
Revenues	$	28.2	$	25.0	$	7.8	$	6.6
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(5.1)	$	(3.8)	$	(0.9)	$	(1.1)
Depreciation and Amortization	$	2.0	$	1.9	$	0.4	$	0.5
EBITDA	$	(3.0)	$	(1.9)	$	(0.5)	$	(0.6)
Non-cash stock-based compensation expense, net	$	1.3	$	1.3	$	0.3	$	0.3
Adjusted EBITDA	$	(1.7)	$	(0.6)	$	(0.2)	$	(0.3)

BALANCE SHEET HIGHLIGHTS

USD Millions

Account	12/31/19	12/31/18
Cash	$2.1	$2.2
Restricted Cash & Settlement Funds	$49.4	$57.3
Total Assets	$61.6	$68.2
Short-term/Long-term Debt	-	-
Total Liabilities	$54.0	$58.6
Total Equity	$7.6	$9.6
Total Liabilities & Stockholder Equity	$61.6	$68.2
Additional Information		
Net Loss Carryforward	$51.2	$45.3


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

2020

Payment

Facilitation

Greg Carter

SVP, Payment Facilitation


BANK
CREDIT CARD

WHAT IS
PAYMENT FACILITATION?

Since inception, Usio has been processing card payments. Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many). Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrate Software Vendors (ISVs) we serve. Additionally, ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

TARGET AUDIENCE

Leveraging its multi-functional, proprietary payment enablement platform and broad capabilities spanning the issuing and acquiring environments, USIO serves the Integrated Software Vendor ("ISV") marketplace as well as Enterprise Level Merchant Businesses.


ISV's
TARGET
Enterprise Level Merchants

USIO

RATIONALE FOR
SOFTWARE ENABLED PAYMENTS

There are ~20k SaaS platforms in the US, ~11k are ISVs with approximately ~$1.6tr in potentially addressable payments volume; larger ISVs are addressable as potential PayFacs



~11k with a payments aspect associated
~10k other ISV
~$1.6tr addressable payments volume
Card Not Present
Card Present
$2,000
$1,500
$1,000
$500
$0

"SMB is where the money is at" - Credit Suisse research report, "Payments, Processors & Fintech" - USIO targets ISV's serving the SMB segment of the market.

USIO's primary target is an ISV or technology provider with between ***$3MM and $30MM in ARR.***

ADVANTAGES OF PAYMENT FACILITATION FOR ISV's

Advantages of becoming a PayFac for ISVs & tech platforms (vs. a traditional integrated payments relationship)	
Revenue generation	• Create a recurring revenue stream (combination of software + payments is powerful) • Must be weighed vs. revenue share opportunities via a traditional integrated payments relationship
Fast onboarding of sub-merchants	• Sub-merchants avoid lengthy application processes required to receive merchant accounts
Control of customer experience	• Consolidation in the merchant acquiring space has led to reduced service levels for ISVs partnering with acquirers; so, take control of that, bring in-house

"Advantages of becoming a PayFac largely revolve around (a) maximizing revenue generation, (b) faster onboarding of sub-merchants, and (c) increased control and ownership of experience." Credit Suisse

These are core fundamentals upon which the Usio PayFac offering was created and the basis (value-proposition) upon which we approach the market.

USIO®

PAYMENT FACILITATION
VALUE PROPOSITION

What are the traditional steps, processes, and costs associated with becoming a full-fledged Payment Facilitator? (but platforms are emerging to meaningfully reduce the time and costs associated with the process below)

USIO eliminates the time and financial hurdles of becoming a Payment Facilitator. How?

Hiring team to manage capability
Requires team of full-time employees to manage business, legal, and engineering processes, along with building a customer service function, etc.

→ **NOT REQUIRED** - Leverage USIO infrastructure and expertise.

Payments systems set-up (13-27 months, ~$650k – $1.1mm)
Acquiring processor (bank) sponsorship, potential gateway integrations, Level 1 PCI DSS certification, building initial merchant dashboard and payout systems; could require consultants/advisors

→ **NOT REQUIRED** - All included in USIO PayFac-in-a-Box.

Merchant onboarding & compliance (11-38 months, ~$1.8mm)
Develop merchant underwriting and onboarding procedures (e.g., ID verification, risk scoring systems), along with compliance with various licenses and card network requirements, data retention & privacy, etc.

→ **NOT REQUIRED** - All automated and frictionless through USIO Enrollment API's.

Ongoing management of capability (~$200k – $ millions per year)
Per account costs for onboarding & monitoring, risk monitoring, fraud prevention, chargeback process handling (i.e., responding with evidence submissions, reporting [1099s], annual compliance validation, etc.)

→ **NOT REQUIRED** - All operational aspects managed through USIO personnel, shielding ISV from risk exposure and expense.

Additional costs to consider longer term
- International expansion (some of the above, but for a new market)
- Technical & procedural changes due to changing regulations (e.g., PSD2)

→ **NOT REQUIRED** - Leverage USIO infrastructure and expertise.

Platforms & consultancies such as **Payrix, Finix, Infinicept, Amaryllis, etc.** are beginning to emerge to help reduce the time & costs associated with transitioning from an ISV to a PayFac.

→ **Payrix, Finix, Infinicept, etc. "solutions" solve challenges in pieces. Furthermore, it takes a ton of time and the path to the money is a heavy lift.**

PAYFAC EXECUTION
QUARTERLY



Volume Processed
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
in Millions
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020

PAYFAC EXECUTION
QUARTERLY



Transactions Processed
275,000
250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
in Thousands
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020